Exhibit 10.11

EXECUTION VERSION

NT SUEZ HOLDCO LLC

33 Benedict Place

Greenwich, CT 06830

November 27, 2018

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Administrative Agent, Collateral Agent and Lender

12, Place des Etats-Unis – CS 70052

92547 Montrouge Cedex

France

Attention: Clementine Costil

Clementine.Costil@ca-cib.com

Copy: Jerome Duval

NYShipFinance@ca-cib.com / jerome.duval@ca-cib.com

NIBC BANK N.V.

as Lender

Postbus 380

2501 BH, Den Haag

The Netherlands

Attn: Maaike Oterdoom / Frederik de Haas – van Dorsser

Maaike.Oterdoom@nibc.com / frederik.van.dorsser@nibc.com

Re:	Credit Agreement dated August 9, 2016 for a $66,000,000 Loan Facility

Ladies and Gentlemen:

Reference is made to that certain senior secured credit agreement dated as of August 9, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing for a credit facility made by and among, inter alios, (i) NT Suez Holdco LLC, a Marshall Islands limited liability company, as borrower (the “Borrower”), (ii) NT Suez GP LLC, a Marshall Islands limited liability company, as parent guarantor, (iii) the banks, financial institutions and other institutional lenders listed on the signature pages thereof, as lenders (the “Lenders”) and (iv) Crédit Agricole Corporate and Investment Bank, as administrative agent and collateral agent (together with any successor administrative agent and collateral agent appointed pursuant to Section 10 of the Credit Agreement, the “Administrative Agent” or as applicable, the “Collateral Agent”) for the Secured Creditors. Unless otherwise expressly defined herein, terms which are defined in the Credit Agreement have the same meaning when used herein.

DSSH is in exclusive discussions with Capital Product Partners L.P. (“Parent”), a Marshall Islands limited partnership whose limited partnership interests are listed on the NASDAQ Global Select Market, regarding a transaction pursuant to which Diamond S Shipping, Inc., a company to be incorporated under the laws of the Marshall Islands (“Newco”) will enter into a transaction agreement (the “Transaction Agreement”) on or about November 27, 2018 pursuant to which (A) Parent agrees to (i) contribute Parent’s crude tanker and product tanker assets and existing contracts to Newco, (ii) distribute all of the shares of Newco to Parent’s existing unitholders and (B) Newco agrees to engage in reverse triangular mergers (and be the surviving entity following such mergers) with intermediate holding companies of DSSH and following such mergers will be renamed Diamond S Shipping Group, Inc., and Diamond S Shipping Group, Inc. and DSSH existing shareholders to become the controlling shareholders of the merged entity (such transactions as set out in (A) and (B) above collectively referred to as the “Proposed Transaction”).

In order to implement the Proposed Transaction, the Credit Parties are requesting the Lenders’ consent and agreement to the Proposed Transaction and amendments, waivers and consents to the Credit Agreement and the other Credit Documents, including of the amendment of Section 7.13(b) of the Credit Agreement (pursuant to which Diamond S Shipping Group, Inc., in replacement of DSSH, shall at all times directly (or indirectly through one or more Wholly-Owned Subsidiaries of Diamond S Shipping Group, Inc.) own not less than 51% of the Equity Interests in the Borrower and Guarantors).

This letter (this “Consent Letter”) shall become effective on the date (the “Consent Effective Date”) when (i) the Lenders shall have signed a counterpart hereof and shall have delivered the same to the Administrative Agent and (ii) the Closing (as defined in the Transaction Agreement) shall be deemed to have occurred on the same terms as set forth in the Transaction Agreement.

Miscellaneous Provisions.

In order to induce the Lenders to enter into this Consent Letter, the Credit Parties hereby represent and warrant that (i) no Default or Event of Default exists on the Consent Effective Date both before and after giving effect to this Consent Letter and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Consent Effective Date after giving effect to this Consent Letter, with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

This Consent Letter is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or any other Credit Document or (ii) prejudice any right or rights which any of the Lenders or the Agents now have or may have in the future under or in connection with the Credit Agreement or the Credit Documents.

THIS CONSENT LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The following provisions of the Credit Agreement are incorporated herein by reference, mutatis mutandis: Sections 11.01 (Payment of Expenses, etc.), 11.08 (Agreement Binding), 11.10 (Counterparts) and 11.22 (Severability).

From and after the Consent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby. This Consent Letter shall constitute a “Credit Document” for all purposes under the Credit Agreement and the other Credit Documents.

[Signature pages follow]

Very truly yours,

NT SUEZ HOLDCO LLC,
as Borrower

By:	/s/ Florence Ioannou
Name:	Florence Ioannou
Title:	Chief Financial Officer

NT SUEZ GP LLC,
as Corporate Guarator

By:	/s/ Florence Ioannou
Name:	Florence Ioannou
Title:	Chief Financial Officer

NT SUEZ ONE LLC,
as Subsidiary Guarator

By:	/s/ Florence Ioannou
Name:	Florence Ioannou
Title:	Chief Financial Officer

NT SUEZ TWO LLC,
as Subsidiary Guarator

By:	/s/ Florence Ioannou
Name:	Florence Ioannou
Title:	Chief Financial Officer

CONSENTED TO AND AGREED this 27th day of November, 2018

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Administrative Agent, Collateral Agent and Lender

By:	/s/ Manon Didier
Name:	Manon Didier
Title:	Senior Associate

By:	/s/ Y. LE Gourieres
Name:	Y. LE Gourieres
Title:	Director

CONSENTED TO AND AGREED this 27th day of November, 2018

NIBC BANK N.V.,

as Lender

By:	/s/ H. J. VAN WEST
Name:	H. J. VAN WEST
Title:	MD

By:	/s/ R. A. de Haes
Name:	R. A. de Heas
Title:	Vice-President